UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

Small-Cap Value Fund	June 30, 2018

T. ROWE PRICE SMALL-CAP VALUE FUND

HIGHLIGHTS

■	The Small-Cap Value Fund recorded a modest gain and underperformed its benchmark.

■	After trailing early in the period, small-cap value stocks surged late in the period, particularly lower-capitalization and lower-quality holdings. The Russell 2000 Value Index lagged its growth counterpart while outperforming the broader market S&P 500 Index.

■	Our information technology holdings had a strong positive impact on relative performance, while positions in the financials and industrials and business services sectors detracted.

■	A positive economic backdrop provided support to small-caps during the period, as tax reform benefits continued to accrue and as the threat of a trade war lent attractiveness to the more domestically levered small-cap shares. We would expect the current developments to continue benefiting small-caps, but uncertainty renders this a temporary and unreliable tailwind.

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CIO Market Commentary

Dear Shareholder

U.S. stocks recorded decent gains in the first half of 2018, but unlike last year, investors had to absorb some bumps along the way. In February, volatility spiked and the S&P 500 Index briefly tumbled over 10% from its highs, putting it in correction territory. The major U.S. benchmarks recovered their losses in the spring, eventually bringing the technology-focused Nasdaq Composite Index and the smaller-cap indexes to new highs. Volatility stayed somewhat elevated, however, and many investors clearly remained anxious as the first half of your fund’s fiscal year ended.

Solid corporate and economic fundamentals initially seemed to promise that 2017’s strong stock market momentum might carry forward into 2018. Continued global synchronized growth led to strong profits for many multinationals. In the U.S., earnings for the S&P 500 rose by nearly 25% in the first quarter versus a year before, according to FactSet—the best performance since the recovery from the financial crisis. Profit growth also picked up in Europe, Japan, and emerging markets, even as growth in many international economies cooled a bit.

Inflation fears presented the first obstacle to the markets in February, however. Stocks tumbled on news that hourly wages had jumped in January, sparking fears that the Federal Reserve would pick up its pace of interest rate increases in order to head off inflation. Wage growth moderated in the following months, but a series of strong economic reports raised growth expectations and sent long-term interest rates to multiyear peaks by May. Investors also worried that the massive U.S. fiscal stimulus from December’s tax cuts and March’s spending bill might overheat the economy, though interest rates fell back in late May and June as Fed officials stressed their intention to move slowly in tightening monetary policy.

Trade tensions soon emerged as a second impediment for the markets. The Trump administration began implementing a more populist trade stance in March, announcing tariffs on steel and aluminum imports, threatening to withdraw from the North American Free Trade Agreement (NAFTA), and later raising the possibility of taxing auto imports. The administration also announced a steady escalation in possible tariffs on Chinese goods, eventually targeting a list of $200 billion in Chinese imports. China and other U.S. trading partners vowed to retaliate proportionately.

Investors initially seemed willing to dismiss the tit-for-tat threats as negotiating tactics, but evidence eventually emerged that even the prospect of tariffs was impacting corporate strategies and profit outlooks. Stocks slumped on June 21, after German automaker Daimler lowered its earnings guidance due to possible tariff increases on SUVs it manufactures in the U.S. and sells in China. A few days later, Harley-Davidson revealed that it was planning to move some of its motorcycle production to Europe to avoid retaliatory tariffs recently announced by the European Union.

Boeing, Caterpillar, and other leading exporters suffered declines as trade tensions worsened, but small-caps, which typically have far less international exposure, fared much better than large-caps in the first half of the year. Growth shares continued to outperform value shares despite the strong performance of energy stocks, which benefited from a rise in oil prices to multiyear highs. Stocks in overseas markets reacted particularly poorly to growing trade fears and fell for the period. A decline in many currencies relative to the dollar also weighed on international bond and stock returns for U.S. investors.

Meanwhile, technology shares continued to dominate, with much of the market’s overall gain to date in 2018 concentrated in a handful of mega-cap companies able to leverage dominant Internet platforms. Data breaches and concerns about the growing power of these firms resulted in calls for government intervention in early 2018. For now, however, the threat of increased regulation seems a longer-term one that appears minor in comparison to the powerful fundamental strength of these companies.

T. Rowe Price’s global team of industry experts is monitoring the possible impact of tariffs and other challenges on a wide range of companies—from the global tech titans to small, domestic firms that get little analyst coverage on Wall Street. While the rest of 2018 may bring further surprises, you can rest assured that your portfolio manager is drawing on a wide range of insights in seeking to provide shareholders with superior returns while minimizing the impact of unforeseen political events or other pitfalls.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.

FUND COMMENTARY

How did the fund perform in the last six months?

The Small-Cap Value Fund returned 4.30% in the six-month period ended June 30, 2018. The fund trailed the Russell 2000 Value Index, which returned 5.44%, while outperforming the Lipper Small-Cap Value Funds Index, which gained 3.11%. The fund lagged the core Russell 2000 Index and the Lipper Small-Cap Core Funds Index. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s holdings in information technology had the strongest contribution to relative returns, and our consumer staples holdings also had a positive impact. Our positions in the financials and industrials and business services sectors detracted from relative performance. On an absolute basis, health care stocks posted the highest returns, followed by energy and consumer discretionary. Telecommunication services fared the worst. Consumer staples and materials were also sources of weakness in absolute terms.

Within information technology, stock selection was strongly positive in software, and an overweight position in the Internet software and services group was also beneficial. Several software holdings rose strongly. Tableau Software is focused on data visualization, which allows end users to access various data sources and create sophisticated graphics and dashboards, enabling real-time discovery and analysis. Tableau predominantly uses a perpetual license software model but is moving toward a higher recurring revenue business, under a relatively new CEO who has guided strong operating and financial results. Given the size of the analytics market and Tableau’s competitive leadership, we believe it will remain positioned for strong growth. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Positive relative results in consumer staples were attributable to stock selection in food products and also the household products segment. Nomad Foods is the market leader in European frozen food, with sales heavily concentrated in the UK, Italy, Germany, Sweden, France, and Norway. Nomad’s most recent earnings release exhibited topline growth and strong margins, driven by cost controls through a decrease in indirect expenses. In the beverages group, Boston Beer is a leading U.S. craft brewer, with over 50 beers under the Samuel Adams brand name, as well as flavored malt beverages and hard ciders. The shares have appreciated significantly over the past few years, as craft beer has taken market share from mass-produced beer and as the company has seen robust growth in its alcoholic cider and seltzer products.

In financials, stock selection was negative in a range of industries, particularly insurance. Stock selection and an overweight position detracted in the capital markets group, which turned in weak performance. ProAssurance, a provider of professional liability insurance, is focused primarily on medical malpractice and workers’ compensation. Amid ongoing weakness, shares edged down recently, hampered by lower interest rates, which are pressuring net investment income, and deteriorating underwriting margins. However, the firm’s recent earnings releases have indicated signs of an improving premium pricing environment, and the challenge of low rates appears to be reversing direction. Cboe Global Markets is the largest U.S. options exchange. Transaction fees compose the majority of revenue, with the remainder spread between access fees and market data sales. Volumes are the main profit driver, and proprietary products (including options on the VIX volatility index and the S&P 500 Index) are the largest driver within transactions. As the only publicly traded options exchange, and the only trading venue for two of the more valuable and faster-growing product sets, Cboe’s business is a scarce asset. After the recent sharp spike in volatility, which led to heavy volume, investor concerns over reduced volumes going forward have weighed on the share price.

Negative stock selection in machinery, aerospace and defense, and the trading companies and distributors industry dampened relative results in industrials and business services. Triumph Group is a global supplier of aerospace components and systems. The company is a rollup of several acquisitions, and its customers include aircraft manufacturers and airlines. Large commercial aircraft accounts for just over half of sales, with business jets, regional jets, and military programs making up the balance. The firm’s aerostructures division continues to churn through a financially difficult transition as old programs wind down and new ones begin to ramp up.

How is the fund positioned?

Sector positioning in the portfolio is the byproduct of our stock selection process. In the utilities sector, we have identified select investments that focus on geographically attractive areas with favorable regulatory environments. These include gas and electric utilities. During the period, we initiated a position in South Jersey Industries, an energy services holding company that consists of a natural gas utility and several nonutility energy businesses, including retail gas service, power generation, and fuel management. The company serves over 375,000 customers in southern New Jersey. We found an attractive entry point as the stock pulled back along with many gas utilities early in the year, driven by a tepid investor response to recent acquisitions. As gas utilities came under pressure earlier in the period, we added to Southwest Gas on weakness. Southwest provides natural gas services in Arizona, California, and Nevada.

The cyclical decline in oil prices over recent years has made the energy sector fraught with uncertainty, and despite recent strength, oil prices remain volatile. We look for situations in which attractive valuations balance the risks, and we continue to build positions in quality companies that can withstand the current environment, especially those with attractive acreage for production. We bought Oceaneering International, the global leader in remotely operated subsea vehicles and a major player in umbilical equipment and other subsea products. The key drivers of its businesses are the demand for offshore rigs and hardware for field development, which are, in turn, driven by healthy oil and gas prices. The shares have been pressured by labor costs and declining pricing, but we believe that the company is positioned for growth in market share and that the end of a costly legacy contract will be beneficial. We added to Oklahoma-based WPX Energy, which owns assets in the Delaware Basin of the Permian.

Our largest absolute allocation is in financials. Despite the recent Russell rebalance, which reduced the index’s exposure by 2%, we remain slightly underweight its nearly 30% allocation. Bank stocks surged in the rally following the November 2016 elections, and we took profits in some bank holdings, redeploying this capital to positions in smaller banks with more attractive growth prospects. We trimmed longtime holdings SVB Financial Group and East West Bancorp, which have performed well and edged up in market cap. We also reduced Prosperity Bancshares, a Texas bank serving consumers and small businesses, to fund some other small, regional bank investments. Other financials sales included Kinsale Capital Group, a provider of excess and surplus insurance, whose shares have risen steadily. Kinsale operates a best-in-class underwriting model, with good risk selection and a low-cost platform. We sold Janus Henderson in favor of other opportunities in the sector. Shares of the combined asset management firm have seen some weakness following the May 2017 merger of Janus Capital Group and Henderson Group.

What is portfolio management’s outlook?

Anxiety over new tariffs and the possibility of an all-out trade war appear to have been a boon for small-cap stocks in the first half of the year. Since smaller companies tend to be more domestically oriented than larger, multinational companies, investors have bid up the Russell 2000 relative to the large-cap-dominated S&P 500 in recent months. Our portfolio has also benefited from this trend. We are now selectively looking for values among beaten down companies that are being hurt by the new tariffs.

Meanwhile, away from trade tensions, the broader U.S. economy continues to benefit from the recently enacted tax reforms, and both jobs and gross domestic product growth are healthy. This provides a solid backdrop for our holdings, and we believe continuing earnings growth will buoy the portfolio.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time, or a stock judged to be undervalued may actually be appropriately priced at a low level. Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by small-cap companies and, to a lesser extent, micro-cap companies, the fund is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small- and micro-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions, and their securities may be difficult to trade. Micro-cap stocks may be even more thinly traded, making it difficult for the fund to buy, sell, and value their shares.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/18
Western Alliance Bancorp	1.1%
Quidel	1.1
Home Bancshares	1.1
Nomad Foods	1.0
Green Dot	1.0
ONE Gas	1.0
BankUnited	0.9
Landstar System	0.9
Littelfuse	0.9
Columbia Banking System	0.9
Avanos Medical	0.9
Atrion	0.9
PNM Resources	0.9
Belden	0.8
Cavco Industries	0.8
Towne Bank/Portsmouth VA	0.7
KMG Chemicals	0.7
National Bank Holdings	0.7
Post Holdings	0.7
East West Bancorp	0.7
Texas Capital Bancshares	0.7
WPX Energy	0.7
Tableau Software	0.7
SVB Financial Group	0.7
Live Oak Bancshares	0.6
Total	21.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 97.7%		
CONSUMER DISCRETIONARY 10.4%		
Auto Components 1.0%		
Dorman Products (1)	525,300	35,883
Horizon Global (1)(2)	1,580,163	9,418
LCI Industries	509,500	45,932
Strattec Security (2)	206,153	6,298
Visteon (1)	82,400	10,649
		108,180
Distributors 0.8%		
Pool	437,500	66,281
Uni-Select (CAD)	931,300	14,813
		81,094
Diversified Consumer Services 1.6%		
American Public Education (1)(2)	1,222,650	51,474
Capella Education (2)	659,900	65,132
Career Education (1)	2,818,091	45,568
National American University Holdings (2)	2,050,500	1,946
		164,120
Hotels, Restaurants & Leisure 1.1%		
Bojangles' (1)	1,153,232	16,607
ILG	1,889,493	62,410
Red Robin Gourmet Burgers (1)	423,294	19,725
Red Rock Resorts, Class A	575,444	19,277
		118,019
Household Durables 1.3%		
Cavco Industries (1)	415,500	86,279
CSS Industries (2)	1,198,464	20,254
Tri Pointe (1)	1,778,000	29,088
		135,621

Internet & Direct Marketing Retail 0.3%		
Liberty Expedia Holdings, Series A (1)	771,459	33,898
		33,898
Media 1.2%		
Cable One	80,000	58,663
MSG Networks, Class A (1)	592,600	14,193
Saga Communications, Class A (2)	581,812	22,400
Scholastic	619,300	27,441
		122,697
Multiline Retail 0.2%		
Ollies Bargain Outlet Holdings (1)	243,800	17,675
		17,675
Specialty Retail 2.1%		
Aaron's	1,429,100	62,094
Boot Barn Holdings (1)	912,799	18,941
Express (1)	2,642,200	24,176
Lumber Liquidators (1)(2)	2,066,800	50,327
Party City Holdco (1)	1,844,509	28,129
Sportsman's Warehouse Holdings (1)(2)	1,822,374	9,330
Winmark (2)	228,657	33,944
		226,941
Textiles, Apparel & Luxury Goods 0.8%		
Crocs (1)	1,429,600	25,175
Culp (2)	706,657	17,349
Steven Madden	850,675	45,171
		87,695
Total Consumer Discretionary		1,095,940
CONSUMER STAPLES 4.3%		
Beverages 0.5%		
Boston Beer, Class A (1)	105,600	31,648
Coca-Cola Bottling	124,274	16,793
		48,441

Food & Staples Retailing 0.7%		
BJ's Wholesale Club Holdings (1)	815,305	19,282
PriceSmart	402,179	36,397
Spartannash	930,000	23,734
		79,413
Food Products 2.6%		
Cal-Maine Foods (1)	577,800	26,492
Nomad Foods (1)	5,688,700	109,166
Pinnacle Foods	452,800	29,459
Post Holdings (1)	840,354	72,288
Simply Good Foods (1)	2,074,596	29,957
Simply Good Foods, Warrants, 7/7/22 (1)	436,596	1,825
		269,187
Household Products 0.5%		
Energizer Holdings	499,300	31,436
Oil-Dri (2)	499,600	21,053
		52,489
Total Consumer Staples		449,530
ENERGY 6.7%		
Energy Equipment & Services 2.3%		
Computer Modelling Group (CAD)	2,310,180	17,748
Dril-Quip (1)	627,071	32,232
Frank's International	5,082,989	39,647
Global Geophysical, Warrants, 12/1/18 (1)(3)	26,187	—
Keane (1)	1,689,894	23,101
NCS Multistage Holdings (1)	634,540	9,220
Oceaneering International	789,213	20,093
Ranger Energy Services (1)(2)	1,119,920	10,270
SEACOR Holdings (1)	326,182	18,680
SEACOR Marine Holdings (1)	653,143	15,081
SEACOR Marine Holdings, Acquisition Date: 4/26/18 Cost $6,717	335,870	7,368
Sentinel Energy Services (1)(2)	1,986,188	20,041

TETRA Technologies (1)	6,657,600	29,626
		243,107
Oil, Gas & Consumable Fuels 4.4%		
Advantage Oil & Gas (CAD)(1)	7,709,300	24,102
Andeavor	159,165	20,879
Centennial Resource Development, Class A (1)	2,947,522	53,232
Crew Energy (CAD)(1)	5,093,901	7,788
Earthstone Energy, Class A (1)(2)	1,839,185	16,277
International Seaways (1)	855,346	19,793
Jagged Peak Energy (1)	2,174,787	28,316
Kelt Exploration (CAD)(1)	4,829,800	32,807
Kosmos Energy (1)	2,620,900	21,675
Matador Resources (1)	1,952,060	58,659
Overseas Shipholding (1)(2)	4,284,959	16,626
Panhandle Oil & Gas, Class A	632,770	12,086
Plains GP Holdings, Class A (1)	1,019,052	24,365
Rex American Resources (1)	174,479	14,127
Venture Global LNG, Series B, Acquisition Date: 3/8/18 Cost $1,314 (1)(3)(4)	435	2,203
Venture Global LNG, Series C, Acquisition Date: 5/25/17 – 3/8/18, Cost $26,302 (1)(3)(4)	7,197	36,453
WPX Energy (1)	3,909,800	70,494
		459,882
Total Energy		702,989
FINANCIALS 27.3%		
Banks 17.9%		
American Business Bank (1)	116,260	4,621
Atlantic Capital Bancshares (1)	1,100,706	21,629
BankUnited	2,407,800	98,359
Blue Hills Bancorp	1,203,733	26,723
Bridge Bancorp	406,268	14,605
Burke & Herbert (2)	10,091	28,749
Cobiz Financial (2)	3,041,782	65,337
Columbia Banking System	2,267,535	92,742
East West Bancorp	1,097,774	71,575

Farmers & Merchants Bank of Long Beach	2,852	23,272
FB Financial (1)	969,687	39,486
First Bancshares	294,604	10,591
First Hawaiian	815,729	23,672
Glacier Bancorp	1,451,400	56,140
HarborOne Bancorp (1)	867,825	16,437
Heritage Commerce	1,364,521	23,183
Heritage Financial	937,845	32,684
Home Bancshares	4,930,396	111,230
Hope Bancorp	2,571,587	45,851
Howard Bancorp (1)(2)	952,705	17,149
Independent Bank Group	783,580	52,343
John Marshall Bancorp (1)	502,616	9,374
Live Oak Bancshares (2)	2,222,768	68,128
National Bank Holdings, Class A (2)	1,909,059	73,671
National Commerce (1)	244,941	11,341
Origin Bancorp	390,248	15,977
Pacific Premier Bancorp (1)	883,300	33,698
Pinnacle Financial Partners	550,572	33,778
Popular	1,413,100	63,886
Preferred Bank (2)	987,558	60,695
Premier Commercial Bancorp (2)	351,200	5,900
Prosperity Bancshares	895,400	61,210
Sandy Spring Bancorp	837,059	34,328
South State	158,418	13,664
Southern First Bancshares (1)	348,396	15,399
SVB Financial Group (1)	236,349	68,248
Synovus Financial	603,900	31,904
Texas Capital Bancshares (1)	777,000	71,095
Towne Bank	2,353,075	75,534
Union Bankshares	404,200	15,715
Webster Financial	937,073	59,692
Western Alliance Bancorp (1)	2,060,754	116,659
Wintrust Financial	736,968	64,153
		1,880,427

Capital Markets 2.0%		
Cboe Global Markets	315,436	32,827
Hercules Capital (5)	1,751,700	22,159
Houlihan Lokey	874,927	44,814
JMP Group, Partnership	1,014,112	5,446
Main Street Capital	627,500	23,883
OTC Markets, Class A	407,305	11,771
OTC Markets, Class A, Acquisition Date: 12/12/17 Cost $2,370 (1)(4)	94,780	2,602
Safeguard Scientifics (1)(2)	1,024,495	13,114
Stifel Financial	170,817	8,925
Triangle Capital	1,303,179	14,987
Virtus Investment Partners	234,142	29,958
		210,486
Consumer Finance 1.2%		
Green Dot, Class A (1)	1,443,200	105,917
SLM Corporation (1)	1,689,800	19,348
		125,265
Diversified Financial Services 0.2%		
GS Acquisition Holdings	1,480,032	15,127
		15,127
Insurance 2.2%		
Assured Guaranty	1,030,383	36,815
Employers Holdings	580,100	23,320
EverQuote, Class A (1)	240,278	4,354
Goosehead Insurance, Class A (1)	325,194	8,117
James River Group Holdings	403,733	15,863
Kinsale Capital	278,447	15,275
ProAssurance	1,180,000	41,831
RenaissanceRe Holdings	165,600	19,925
Safety Insurance Group	379,800	32,435
State Auto Financial	1,183,821	35,408
		233,343
Mortgage Real Estate Investment Trusts 0.5%		
Hannon Armstrong Sustainable Infrastructure Capital, REIT	1,855,200	36,640

Redwood Trust, REIT	1,096,400	18,058
		54,698
Thrifts & Mortgage Finance 3.3%		
Beneficial Bancorp	2,481,468	40,200
FS Bancorp (2)	193,404	12,233
Kearny Financial	4,174,659	56,149
Meridian Bancorp	2,139,435	40,970
PCSB Financial (1)	826,905	16,431
PDL Community Bancorp (1)(2)	994,544	15,624
PennyMac Financial Services, Class A (1)	1,196,560	23,512
Radian	2,861,000	46,405
Sterling Bancorp	1,177,804	15,735
United Financial Bancorp (2)	2,707,401	47,434
WSFS Financial	557,837	29,733
		344,426
Total Financials		2,863,772
HEALTH CARE 6.8%		
Biotechnology 0.8%		
Coherus Biosciences (1)	1,102,059	15,429
CytomX Therapeutics (1)	213,700	4,885
Loxo Oncology (1)	97,900	16,984
MacroGenics (1)	230,853	4,767
Madrigal Pharmaceuticals (1)	17,134	4,792
Momenta Pharmaceuticals (1)	626,600	12,814
NewLink Genetics (1)	628,000	2,989
Rigel Pharmaceuticals (1)	2,956,700	8,368
Xencor (1)	361,085	13,364
		84,392
Health Care Equipment & Supplies 3.4%		
AngioDynamics (1)	362,300	8,057
Atrion (2)	152,023	91,123
Haemonetics (1)	383,700	34,410
Integer Holdings (1)	377,723	24,420
JAND, Class A, Acquisition Date: 3/9/18, Cost: $4,644 (1)(3)(4)	295,474	4,524

Lantheus Holdings (1)	617,479	8,984
Quidel (1)(2)	1,681,000	111,786
Utah Medical Products (2)	203,529	22,419
West Pharmaceutical Services	534,100	53,031
		358,754
Health Care Providers & Services 1.6%		
Ensign Group	1,125,906	40,330
Molina Healthcare (1)	399,054	39,083
Select Medical Holdings (1)	2,359,400	42,823
WellCare Health Plans (1)	189,700	46,712
		168,948
Life Sciences Tools & Services 0.9%		
Avanos Medical (1)	1,607,731	92,043
		92,043
Pharmaceuticals 0.1%		
TherapeuticsMD (1)	749,200	4,675
		4,675
Total Health Care		708,812
INDUSTRIALS & BUSINESS SERVICES 12.9%		
Aerospace & Defense 1.7%		
BWX Technologies	843,600	52,573
Cubic	983,145	63,118
Triumph Group (2)	3,059,300	59,962
		175,653
Building Products 0.9%		
CSW Industrials (1)	436,300	23,058
Insteel Industries	517,785	17,294
JELD-WEN Holding (1)	412,121	11,783
Universal Forest Products	1,053,600	38,583
		90,718
Commercial Services & Supplies 1.5%		
Brady, Class A	801,500	30,898
Matthews International, Class A	720,500	42,365

McGrath RentCorp	672,402	42,543
MSA Safety	274,100	26,407
Stericycle (1)	247,300	16,146
		158,359
Construction & Engineering 0.9%		
Aegion (1)(2)	2,307,552	59,419
Comfort Systems USA	198,200	9,078
Valmont Industries	178,400	26,894
		95,391
Electrical Equipment 0.3%		
Powell Industries	160,600	5,594
Thermon Group Holdings (1)	1,339,940	30,644
		36,238
Industrial Conglomerates 0.3%		
Raven Industries	805,354	30,966
		30,966
Machinery 3.5%		
Blue Bird (1)	1,041,200	23,271
Chart Industries (1)	477,500	29,452
CIRCOR International (2)	1,042,379	38,526
ESCO Technologies	698,500	40,303
Hillenbrand	516,500	24,353
John Bean Technologies	573,400	50,975
Luxfer Holdings	719,200	12,572
Lydall (1)	556,600	24,296
RBC Bearings (1)	319,299	41,129
Rexnord (1)	1,290,200	37,493
Sun Hydraulics	750,434	36,163
Westport Fuel Systems (1)	1,497,064	3,788
		362,321
Marine 0.5%		
Kirby (1)	371,300	31,041
Matson	586,900	22,525
		53,566

Professional Services 0.9%		
FTI Consulting (1)	1,056,700	63,910
Navigant Consulting (1)	1,414,822	31,324
		95,234
Road & Rail 1.9%		
Genesee & Wyoming, Class A (1)	695,219	56,535
Landstar System	874,000	95,441
Patriot Transportation Holding (1)(2)	240,833	5,178
Universal Logistics Holdings (2)	1,392,866	36,563
US Xpress Enterprises, Class A (1)	666,195	10,086
		203,803
Trading Companies & Distributors 0.5%		
Beacon Roofing Supply (1)	962,700	41,030
Kaman	222,600	15,513
		56,543
Total Industrials & Business Services		1,358,792
INFORMATION TECHNOLOGY 9.1%		
Communications Equipment 0.5%		
Casa Systems (1)	151,900	2,481
Harmonic (1)(2)	11,194,590	47,577
Lumentum Holdings (1)	127,500	7,382
		57,440
Electronic Equipment, Instruments & Components 3.2%		
Badger Meter	128,109	5,727
Belden	1,430,500	87,432
Knowles (1)	2,756,900	42,181
Littelfuse	416,900	95,128
Mesa Laboratories (2)	206,615	43,612
Methode Electronics	851,900	34,332
SYNNEX	246,600	23,799
		332,211
Internet Software & Services 2.2%		
ANGI Homeservices, Class A (1)	2,904,686	44,674

Cargurus, Lock-Up Shares, Class A, Acquisition Date: 7/7/15 Cost $7,539 (1)	1,112,941	38,663
Cision (1)	2,028,414	30,325
Coupa Software (1)	387,804	24,137
GTT Communications (1)	513,800	23,121
Pluralsight, Class A (1)	358,901	8,775
Q2 Holdings (1)	482,600	27,532
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $9,188 (1)(3)(4)	558,530	5,619
Upwork, Acquisition Date: 11/20/17, Cost $1,715 (1)(3)(4)	381,023	2,945
XO Group (1)	727,273	23,273
		229,064
IT Services 0.5%		
Conduent (1)	2,519,300	45,776
Evo Payments, Class A (1)	170,842	3,516
I3 Verticals, Class A (1)	369,554	5,624
		54,916
Semiconductors & Semiconductor Equipment 1.3%		
Cabot Microelectronics	269,700	29,009
Entegris	1,199,500	40,663
Integrated Device Technology (1)	254,100	8,101
Lattice Semiconductor (1)	1,725,969	11,322
MaxLinear (1)	942,300	14,691
PDF Solutions (1)	457,300	5,478
Rudolph Technologies (1)	621,600	18,399
Synaptics (1)	166,700	8,397
		136,060
Software 1.4%		
Avalara (1)	95,126	5,077
Ceridian HCM Holding (1)	370,865	12,309
Checkr, Acquisition Date: 6/29/18, Cost $866 (1)(3)(4)	70,474	866
RealPage (1)	295,800	16,299
Rosetta Stone (1)	1,060,600	17,001
Tableau Software, Class A (1)	707,800	69,187

Zendesk (1)	462,500	25,202
		145,941
Total Information Technology		955,632
MATERIALS 5.0%		
Chemicals 2.3%		
AgroFresh Solutions (1)(2)	6,119,439	42,897
American Vanguard (2)	1,450,800	33,296
Hawkins	473,600	16,742
Innospec	64,934	4,971
KMG Chemicals (2)	1,023,260	75,496
Minerals Technologies	641,900	48,367
Orion Engineered Carbons	808,891	24,954
		246,723
Containers & Packaging 0.6%		
Myers Industries (2)	3,264,614	62,681
		62,681
Metals & Mining 1.5%		
Carpenter Technology	1,099,300	57,790
Constellium, Class A (1)	2,101,900	21,650
New Gold (CAD)(1)	6,379,800	13,297
Osisko Gold Royalties (CAD)	1,411,800	13,370
Petra Diamonds (GBP)(1)	24,949,132	18,489
Reliance Steel & Aluminum	371,400	32,512
		157,108
Paper & Forest Products 0.6%		
Clearwater Paper (1)(2)	1,008,513	23,297
Interfor (CAD)(1)	1,068,200	20,516
Stella-Jones (CAD)	409,272	14,909
		58,722
Total Materials		525,234
REAL ESTATE 8.9%		
Equity Real Estate Investment Trusts 8.1%		
Acadia Realty Trust, REIT	1,302,500	35,649

American Assets Trust, REIT	468,900	17,954
American Campus Communities, REIT	730,817	31,337
Cedar Realty Trust, REIT (2)	11,588,562	54,698
CubeSmart, REIT	1,176,800	37,917
Douglas Emmett, REIT	927,500	37,267
EastGroup Properties, REIT	385,900	36,877
First Industrial Realty Trust, REIT	469,922	15,667
Healthcare Realty Trust, REIT	1,784,968	51,907
JBG Smith Properties, REIT	1,186,679	43,278
Kilroy Realty, REIT	478,800	36,216
Paramount, REIT	2,168,835	33,400
Pebblebrook Hotel Trust, REIT	968,100	37,562
PotlatchDeltic, REIT	856,800	43,568
PS Business Parks, REIT	335,000	43,048
Retail Opportunity Investments, REIT	1,444,700	27,681
Saul Centers, REIT	797,500	42,730
Sunstone Hotel Investors, REIT	3,308,710	54,991
Terreno Realty, REIT	1,788,500	67,373
Urban Edge Properties, REIT	1,185,500	27,112
Urstadt Biddle Properties, Class A, REIT	802,500	18,161
Urstadt Biddle Properties, REIT	55,000	1,005
Washington Real Estate Investment Trust, REIT	1,583,900	48,040
		843,438
Real Estate Management & Development 0.8%		
FirstService (CAD)	677,900	51,548
FRP Holdings (1)	417,300	27,020
J.G. Boswell	11,529	7,747
		86,315
Total Real Estate		929,753
TELECOMMUNICATION SERVICES 0.2%		
Diversified Telecommunication Services 0.2%		
GCI Liberty, Class A (1)	444,239	20,026
Total Telecommunication Services		20,026

CONVERTIBLE PREFERRED STOCKS 0.9%		
CONSUMER DISCRETIONARY 0.1%		
Hotels, Restaurants & Leisure 0.1%		
Sweetgreen, Series G, Acquisition Date: 8/15/16 – 2/27/18 Cost $10,075 (1)(3)(4)	1,119,428	10,075
		10,075
Internet & Direct Marketing Retail 0.0%		
Framebridge, Series C, Acquisition Date: 6/20/18 Cost $5,134 (1)(3)(4)	1,477,622	5,134
		5,134
Total Consumer Discretionary		15,209
CONSUMER STAPLES 0.2%		
Food Products 0.2%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17 Cost $15,529 (1)(2)(3)(4)	841,026	15,529
Total Consumer Staples		15,529
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
JAND, Series E, Acquisition Date: 3/9/18, Cost $5,729 (1)(3)(4)	364,498	5,581
Total Health Care		5,581
INFORMATION TECHNOLOGY 0.5%		
Internet Software & Services 0.3%		
Roofoods, Series F, Acquisition Date: 9/12/17 Cost $10,300 (1)(3)(4)	29,130	10,299
Toast, Series D, Acquisition Date: 6/27/2018 Cost $12,505 (1)(3)(4)	722,552	12,505
Upwork, Series A-1, Acquisition Date: 11/20/17 Cost $1,595 (1)(3)(4)	354,555	2,741
Upwork, Series A-2, Acquisition Date: 11/20/17 Cost $5,371 (1)(3)(4)	1,193,469	9,226
		34,771
Software 0.2%		
Checkr, Series C (1)(3)(4)	296,360	4,046

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2018. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Aegion	$ 847	$ 43	$ –
AgroFresh Solutions	456	(2,822)	–
American Public Education	331	20,657	–
American Vanguard	694	4,129	58
Atrion	2,218	(7,156)	366
Burke & Herbert	372	1,505	382
Capella Education	630	12,978	556
Cedar Realty Trust	(10)	(15,758)	1,159
CIRCOR International	355	(10,619)	–
Clearwater Paper	(11,341)	(19,621)	–
Cobiz Financial	1,199	3,346	475
CSS Industries	338	(13,314)	475
Culp	465	(6,860)	128
Earthstone Energy	68	(2,995)	–
Farmers Business Network	–	–	–
FRP	9,779	2,028	–
FS Bancorp	151	1,535	49
Harmonic	186	843	–
Horizon Global	(112)	(11,773)	–
Howard Bancorp	–	(3,769)	–
KMG Chemicals	4,601	3,283	65
Live Oak Bancshares	729	14,357	132
Lumber Liquidators	779	(14,774)	–
Mesa Laboratories	234	16,828	64
Myers Industries	992	(1,766)	870
National American University Holdings	61	(997)	–
National Bank Holdings	785	11,054	442
Oil-Dri	356	(56)	232
Overseas Shipholding	229	5,602	–
Patriot Transportation Holding	13	935	–
PDL Community Bancorp	10	552	–
Preferred Bank	1,399	1,365	441
Premier Commercial Bancorp	–	618	–
Quidel	1,919	37,210	–
Ranger Energy Services	(12)	(59)	–

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has three classes of shares: the Small-Cap Value Fund (Investor Class), the Small-Cap Value Fund–Advisor Class (Advisor Class), and the Small-Cap Value Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the six months ended June 30, 2018.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2018, the fund realized $133,163,000 of net gain on $246,671,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2018, totaled $15,898,000 for the six months ended June 30, 2018.

Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $970,908,000 and $1,200,016,000, respectively, for the six months ended June 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $6,386,563,000. Net unrealized gain aggregated $4,135,251,000 at period-end, of which $4,347,270,000 related to appreciated investments and $212,019,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2018, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $1,207,000 for T. Rowe Price Services, Inc.; and $458,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under this special servicing agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2018, the fund was allocated $65,000 of Spectrum Funds’ expenses and $2,040,000 of Retirement Funds’ expenses. Of these amounts, $657,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2018, approximately 32% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2018, approximately 31% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2018.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018